UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2006

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 15, 2006, Entrust, Inc. (NASDAQ: ENTU) (“Entrust”) entered into an agreement to acquire all of the issued and outstanding shares of the common stock of Orion Security Solutions, Inc. (“Orion”), a Virginia corporation, pursuant to a stock purchase agreement dated as of June 15, 2006 (“Stock Purchase Agreement”) between Entrust, Orion, and the stockholders of Orion. Material terms of the Stock Purchase Agreement are as follows:

•	Entrust will purchase all of the issued and outstanding shares from the stockholders of Orion.

•	The purchase price will be nine million dollars ($9,000,000). Eight million dollars ($8,000,000) of the purchase price is payable at closing. The balance of one million dollars ($1,000,000) will be placed in escrow, with a pro rata portion of such amount being placed in a separate escrow account for each of the three principal stockholders who are Santosh Chokhani, Isadore J. Schoen, and Carl R. Wallace (collectively the “Principal Stockholders”). Such escrow amount will be held in separate escrow accounts for up to 24 months after the closing and paid to the principal stockholders, upon the achievement of certain milestones as set out in the escrow agreement.

•	The Principal Stockholders will have entered into an Employment Agreement with Entrust or Entrust’s wholly owned subsidiary, Cygnacom Solutions Inc.

The description of the Stock Purchase Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 15, 2006, Entrust completed the acquisition of Orion.

ITEM 8.01. OTHER EVENTS.

On June 15, 2006, Entrust issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Entrust, Inc., Orion Security Solutions, Inc. and the Stockholders of Orion Security Solutions, Inc., dated as of June 15, 2006.

99.1	Press Release dated June 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date: June 19, 2006	By:	/s/ David J. Wagner
David J. Wagner Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Entrust, Inc., Orion Security Solutions, Inc. and the Stockholders of Orion Security Solutions, Inc., dated as of June 15, 2006.

99.1	Press Release dated June 15, 2006.